July 29, 2010
Second Quarter 2010 Conference Call
Helix Producer I operating at BP Macondo spill site

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Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.
The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; local, national and worldwide economic conditions;
uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s
Annual Report on Form 10-K for the year ended December 31, 2009, and any subsequent quarterly report on Form
10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our 2009 Form 10-K.

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Presentation Outline

• Executive Summary
 Summary of Q2 2010 Results (pg. 4)
 2010 Outlook (pg. 8)
• Operational Highlights by Segment
 Contracting Services (pg. 11)
 Oil & Gas (pg. 17)
• Key Balance Sheet Metrics (pg. 20)
• Non-GAAP Reconciliations (pg. 22)
• Questions & Answers
Q4000 flaring oil and gas at BP Macondo spill site

Quarter Ended			Six Months Ended	
	6/30/2010	6/30/2009 (A)	3/31/2010	6/30/2010	6/30/2009
Revenues	**$ 299**	**$ 495**	**$ 202**	**$ 501**	**$ 1,066**
Gross Profit (Loss):					
Operating	66	201	37	103	362
	22%	40%	18%	21%	34%
Oil & Gas Impairments/ARO Increases	(160)	(63)	(11)	(171)	(63)
Exploration Expense	(1)	(2)	-	(1)	(2)
Total	$ (95)	$ 136	$ 26	$ (69)	$ 297
Net Income (Loss)	**$ (85)**	**$ 100**	**$ (18)**	**$ (103)**	**$ 154**
Diluted Earnings (Loss) Per Share	**$ (0.82)**	**$ 0.94**	**$ (0.17)**	**$ (1.00)**	**$ 1.44**
Adjusted EBITDAX (D)(E)					
Contracting Services	$ 63	$ 41	$ 25	$ 88	$ 92
Oil & Gas	74	108	48	122	302
Elimination	(6)	(1)	(12)	(18)	(1)
Adjusted EBITDAX	**$ 131**	**$ 148**	**$ 61**	**$ 192**	**$ 393**

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Executive Summary

($ in millions, except per share data)
(A) Results of Cal Dive, our former Shelf Contracting business, were consolidated through June 10, 2009, at which time our ownership interest dropped below 50%; thereafter, our remaining interest was accounted for under the equity method of accounting until September 23, 2009, when we reduced our holdings with the sale of a substantial portion of our remaining interest in
 Cal Dive. Revenues from our Shelf Contracting business totaled $197.7 million and $404.7 million in the three and six months ended June 30, 2009.
(B) Included revenues of $73.5 million of previously disputed accrued royalties in first quarter 2009.
(C) After $53.4 million of non-cash charges related to convertible preferred stock in first quarter 2009.
(D) See non-GAAP reconciliations on slides 22-23.
(E) EBITDAX excludes Cal Dive contribution in all periods presented.
(B)
(C)
(A)

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Executive Summary

 Second quarter results included the following matters:
 • Non-cash impairment charges of $159.9 million ($1.00 per diluted share, after taxes) primarily associated with a reduction in carrying values of 15 Gulf of Mexico (“GOM”) shelf oil and gas properties due to a revision in mid-year proved reserve estimates resulting from the reassessment of field economics.
 • In addition, we recorded incremental depletion expense of $18.8 million as a result of a reduction in mid-year proved reserves for our deepwater Bushwood field.

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Executive Summary

• Contracting Services
 o High utilization of Well Ops vessels; Well Enhancer and Seawell in the North Sea and Q4000 in
 the Gulf of Mexico
 o Helix Producer I placed into service and contracted to BP
 o Caesar placed into service and commenced GOM pipeline installation
• Oil and Gas
 o Mid-year GOM reserve report finalized, with proved reserves of approximately 400 Bcfe
 o Estimated PV-10 value of approximately $1.3 billion
 o Downward revision of approximately 140 Bcfe from year end
 o Proved developed- 43%
 o Proved undeveloped- 57%
 o Oil- 40%, Gas- 60%
 o Second quarter average production rate of approximately 131 Mmcfe/d
 o July average production rate of approximately 110 Mmcfe/d through the 27th
 o Phoenix production to start upon return of Helix Producer I from BP spill containment operations

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Executive Summary

• Oil and gas production totaled 11.9 Bcfe for Q2 2010 versus 11.3 Bcfe in Q1 2010
 o Avg realized price for oil of $72.59 / bbl ($71.82 / bbl in Q1 2010), inclusive of hedges
 o Avg realized price for gas of $6.10 / Mcf ($5.75 / Mcf in Q1 2010), inclusive of hedges
• Balance sheet remains strong (see slide 20)
 o Net debt balance of $1.09 billion at June 30, 2010
 o Liquidity* of $647 million at June 30, 2010
*Liquidity as we define it is equal to cash and cash equivalents ($270 million), plus available capacity under our revolving credit facility ($377 million).
Oil and Gas (continued)

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2010 Outlook

• Contracting Services activity in Q3 2010 expected to stay consistent with Q2
 o Q4 activity forecasted to decline due to seasonal and other factors
 o Well intervention activity particularly robust
• Oil and gas revised downward
 o Deferred start-up of Phoenix production due to HPI / BP operations
 o Higher DD&A rates due to Bushwood reserve revisions; DD&A rates comparable to
 Q2, 2010
• Capital expenditures of approximately $190 million expected for 2010
 o $80 million relates to completion of major vessel projects
 o Oil and Gas capital expenditures of approximately $70 million, excluding P&A of approximately $60 million

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2010 Outlook

Broad Metrics	2010 Higher End	2010 Lower End	2009
Production Range	45 Bcfe	40 Bcfe	44 Bcfe
EBITDA	$450 million	$400 million	$490 million
CAPEX	$190 million	$190 million	$328 million
Commodity Price Deck		2010 Higher End	2010 Lower End	2009
Hedged	Oil	$75.43/ bbl	$75.51 / bbl	$67.11 / bbl
	Gas	$5.82 / mcf	$5.94 / mcf	$7.75 / mcf

HELIX
ENERGY SOLUTIONS GROUP

WELL ENHANCER
Huisman
KENZ

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Operations Highlights

Quarter Ended		
	June 30		March 31
	2010	2009 (A)	2010
Revenues (B)			
Contracting Services	$ 202	$ 239	$ 154
Production Facilities (C)	21	1	1
Shelf Contracting	-	198	-
Total Revenue	$ 223	$ 438	$ 155
Gross Profit (B)			
Contracting Services	$ 50	$ 41	$ 38
Profit Margin	*25%*	*17%*	*24%*
Production Facilities	13	(1)	-
Profit Margin	*61%*	N/A	-
Shelf Contracting	-	54	-
Profit Margin	-	*27%*	-
Total Gross Profit	$ 63	$ 94	$ 38
Gross Profit margin	*28%*	*22%*	*24%*
Equity in Earnings (D)	$ 2	$ 6	$ 5

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($ in millions, except percentages)
(A) Results of Cal Dive, our former
 Shelf Contracting business, were
 consolidated through June 10,
 2009, at which time our ownership
 interest dropped below 50%;
 thereafter, our remaining interest
 was accounted for under the equity
 method of accounting until
 September 23, 2009, when we
 reduced our holdings with the sale
 of a substantial portion of our
 remaining interest in Cal Dive.
(B) See non-GAAP reconciliation on
 slides 22-23. Amounts are prior to
 intercompany eliminations.
(C) Includes both charter fee to Phoenix
 field and BP.
(D) Amounts primarily represent equity
 in earnings of Marco Polo and
 Independence Hub investments, net
 of our share of losses ($4.3 million
 and $1.4 million in the second
 quarter and first quarter of 2010,
 respectively) associated with the
 startup of the CloughHelix JV in
 Australia.
Contracting Services

Subsea Construction Vessels
ROV / Trencher Support Vessels
Well Intervention Vessels
ROV's and Trenchers
97%
99%
79%
85%
76%
72%
98%
60%
98%
72%
59%
61%
0%
20%
40%
60%
80%
100%
2Q 2009
1Q 2010
2Q 2010

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Contracting Services Q2 2010 Utilization
Intrepid
Express
Caesar (placed in service end of May)
Olympic Canyon
Olympic Triton
Island Pioneer
Seawell
Well Enhancer
Q4000
40 ROVs
2 ROV Drill Units
5 Trenchers
Deep Cygnus
Normand Fortress

Total Containment & Disposal Quantities
40 - 53 mbopd
Holliday
Loch Rannoch
Helix Producer
20-25 mbopd
Hos Achiever
Discoverer Enterprise
15-18 mbopd
Q4000
5-10 mbopd
bp
DDII
Relief Well #2
DDIII
Relief Well #1
Free
Standing
Riser #1
Autonomous Subsea
Dispersant System
LMRP
Cap #4
Accumulator
Unit
Manifold
BOP
CDP
Manifold
DDII
BOP
DDIII
BOP

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Macondo Containment (MC252)
Helix Containment Vessels

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Q4000 as command vessel for top kill operations
Q4000 burning oil & gas
New buoy for HPI under construction
HPI in MC252 processing Macondo production
Helix vessels at work in MC252
Helix is well positioned to support GOM Producers

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Contracting Services - Subsea Construction
Subsea Construction
• Caesar commenced installation
 of 46 mile / 20 inch pipeline in
 GOM
• Express and Intrepid enjoyed
 high utilization in the quarter
• Expect third quarter utilization
 for subsea construction fleet to
 be >90%
ROV - Robotics
• Enjoyed high utilization for five chartered ROV support
 vessels. Seacor Canyon has been returned to owners
• Island Pioneer and Deep Cygnus with Canyon trenchers
 T750 and I-Trencher active in North Sea and offshore
 Norway
• Olympic Triton worked for Technip on the Jubilee project
 offshore Ghana
• All ROV support vessels operated outside of the GOM in Q2
 Canyon ROV working on Jubilee project offshore Ghana

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Contracting Services - Well Ops
North America
• Q4000 worked for Newfield on deepwater well
 intervention job in April and on BP Macondo
 containment, top kill and burn-off in May and June
• Healthy backlog for remainder of 2010
North Sea
• Seawell and Well Enhancer enjoyed 99% utilization in
 the quarter with strong performance on well intervention
 projects in the North Sea
• Progressing Statoil Cat B FEED study for new well
 intervention semi-submersible for offshore Norway
• Healthy backlog for remainder of 2010
Asia Pacific
• Executed contract with China National Offshore Oil
 Company (CNOOC) for Lufeng well intervention project
 in South China Sea using the Normand Clough
• Work commenced in Q3, 2010
Well Ops APAC Subsea Intervention Lubricator being
tested for Well Ops Lufeng project

Financial Highlights

	Quarter Ended		
	June 30		March 31
	2010	2009	2010
Revenue (millions)	$ 103	$ 90	$ 91
Gross Profit - Operating	12	19	14
Hurricane Expenses, Net (A)	(2)	39	(2)
Oil & Gas Impairments (B)	(160)	(12)	(11)
Exploration Expense	(1)	(2)	-
Total	$ (151)	$ 44	$ 1
Gain on Oil & Gas Derivative Contracts	$ 2	$ 4	$ -
Production (Bcfe):			
Shelf	4.9	9.5	5.3
Deepwater	7.0	2.9	6.0
Total	11.9	12.4	11.3
Average Commodity Prices (C):			
Oil / Bbl	$ 72.59	$ 72.29	$ 71.82
Gas / Mcf	$ 6.10	$ 7.62	$ 5.75

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(A) Reflects hurricane insurance
 proceeds less related costs. In
 Q2 2009 proceeds totaled $97.7
 million, offset by $7.4 million of
 hurricane-related repair costs
 and $51.5 million of additional
 hurricane-related impairment
 charges, including an estimated
 $43.8 million increase to our
 asset retirement obligations for
 hurricane-affected properties.
(B) Second quarter 2010
 impairments primarily associated
 with the reduction in carrying
 values of 15 GOM properties due
 to a revision in mid-year
 reserves. Second quarter 2009
 impairments related to reduction
 in carrying values of certain oil
 and gas properties due to
 reserve revisions. First quarter
 2010 impairments related to
 deterioration in certain field
 economics due to lower natural
 gas prices in the period.
(C) Including effect of settled hedges
 and mark-to-market derivative
 contracts.
Oil & Gas

Quarter Ended											
	June 30								March 31			
	2010				2009				2010			
	Total		per Mcfe		Total		per Mcfe		Total		per Mcfe	
DD&A (A)	**$**	**67**	**$**	**5.67**	**$**	**45**	**$**	**3.66**	**$**	**44**	**$**	**3.93**
Operating and Other (B):												
Operating Expenses (C)	$	16		1.33	$	18		1.44	$	15		1.29
Workover		3		0.29		1		0.07		12		1.03
Transportation		1		0.09		2		0.18		1		0.11
Repairs & Maintenance		2		0.15		2		0.19		2		0.16
Other		2		0.13		3		0.23		2		0.17
Total Operating & Other	**$**	**24**		**1.99**	**$**	**26**		**2.11**	**$**	**32**		**2.76**
Total	**$**	**91**	**$**	**7.66**	**$**	**71**	**$**	**5.77**	**$**	**76**	**$**	**6.69**

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Oil & Gas

(A) Included accretion expense and an incremental $18.8 million in the quarter ended June 30, 2010 for our Bushwood field.
(B) Excluded hurricane-related repairs of $1.6, $(90.3) and $2.1 million, net of insurance recoveries, for the quarters ended June 30, 2010, June 30, 2009 and
 March 31, 2010, respectively.
(C) Excluded exploration expenses of $1.2, $1.5 and $0.2 million, and abandonment costs of $0.4, $0.8 and $0.8 million for the quarters ended June 30, 2010,
 June 30, 2009 and March 31, 2010, respectively.
Operating Costs ($ in millions, except per Mcfe data)

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2010	600,000	1,100,000	1,710,000	$ 78.66	$ 62.50	$ 80.73
2011		450,000	450,000	$ 82.00		
Natural Gas (mcf)						
2010	6,072,000	5,820,000	11,892,000	$ 5.81	$ 6.00	$ 6.70
2011		4,500,000	4,500,000	$ 5.44		
Totals (mcfe)						
2010	9,672,000	12,480,000	22,152,000			
2011		7,200,000	7,200,000			
Grand Totals	**9,672,000**	**19,680,000**	**29,352,000**

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Summary of July 2010 - Dec 2011 Hedging Positions

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,758
$2,027
$1,361
$1,359
$1,668
$1,803
$1,090
$1,089
Gross Debt
Net Debt
12/31/2007
12/31/2008
12/31/2009
6/30/2010

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Key Balance Sheet Metrics

Debt (A)
 Liquidity (B) of $647 million at 6/30/10

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity as we define it is equal to cash and cash equivalents ($270 million), plus available capacity under our revolving credit facility ($377 million).

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Non-GAAP
Reconciliations

HELIX ENERGY SOLUTIONS GROUP

	Quarter Ended			Six Months Ended	
	June 30		March 31	June 30	
	2010	2009	2010	2010	2009
Net income (loss) applicable to common shareholders	$ (85)	$ 100	$ (18)	$ (103)	$ 154
Non-cash impairments	160	19	11	171	19
Gain on asset sales	-	(69)	(6)	(6)	(70)
Preferred stock dividends	-	-	-	-	54
Income tax provision (benefit)	(52)	50	(8)	(60)	115
Net interest expense and other	22	6	21	43	26
Depreciation and amortization	85	68	61	146	142
Exploration expense	1	2	-	1	2
Adjusted EBITDAX (including Cal Dive)	$ 131	$ 176	$ 61	$ 192	$ 442
Less: Previously reported contribution from Cal Dive	-	(28)	-	-	(49)
Adjusted EBITDAX	$ 131	$ 148	$ 61	$ 192	$ 393

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Non GAAP Reconciliations

Adjusted EBITDAX ($ in millions)
We calculate adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization, and exploration expense. Further, we do not include earnings from our former interest in Cal Dive in any periods presented in our adjusted
EBITDAX calculation. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company's operating performance without regard to items which can vary substantially from company to company and help investors meaningfully compare our results from period to period. Adjusted EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Quarter Ended		
	June 30		March 31
	2010	2009	2010
Revenues			
Contracting Services	$ 202	$ 239	$ 154
Shelf Contracting	-	198	-
Production Facilities	21	1	1
Intercompany elim. - Contracting Services	(24)	(29)	(43)
Intercompany elim. - Shelf Contracting	-	(5)	-
Intercompany elin. - Production Facilities	(3)	-	(1)
Revenue as Reported	$ 196	$ 404	$ 111
Gross Profit			
Contracting Services	$ 50	$ 41	$ 38
Shelf Contracting	-	54	-
Production Facilities	13	(1)	-
Intercompany elim. - Contracting Services	(4)	(1)	(11)
Intercompany elim. - Shelf Contracting	-	(1)	-
Intercompany elim. - Production Facilities	(2)	-	(1)
Gross Profit as Reported	$ 57	$ 92	$ 26
Gross Profit Margin	29%	23%	23%

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Revenue and Gross Profit As Reported ($ in millions)

Non GAAP Reconciliations

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